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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                          PURSUANT SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 3, 1996
                Date of Report (Date of earliest event reported)

                               Vyrex Corporation
            (Exact name of registrant as specified in its charter.)


               Nevada                       000-27866                     88-0271109
    (State or other jurisdiction    (Commission File Number)          (I.R.S. Employer
          of Incorporation)                                          Identification No.)


              2159 Avenida de la Playa, La Jolla, California 92037 (Address of Principal Executive Offices) (Zip Code)


                                 (619) 454-4446
              (Registrant's Telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) (1)  (i)     The Registrant dismissed the accounting firm of J. H. Cohn
LLP, formerly J. H. Cohn & Company ("J. H. Cohn"), on July 3, 1996. J. H. Cohn was previously engaged as the principal accountant to audit the Registrant's financial statements.

                 (ii) There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of J. H. Cohn on the Registrant's financial statements within the two most recent fiscal years or the subsequent interim period, except for that the auditors report on the financial statements at and for the year ended December 31, 1995 contained an explanatory paragraph regarding the Registrant's ability to continue as a going concern.

                 (iii) The decision to change accountants was recommended by the Board of Directors of the Registrant . The Registrant does not have an audit committee.

                 (iv) There were no disagreements with J. H. Cohn on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure within the two most recent fiscal years and the subsequent interim period preceding its dismissal.

                 (v) The term "Disagreements" as used in this 8-K shall be interpreted broadly, to include any difference of opinion concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which (if not resolved to the satisfaction of the former accountant) would have caused it to make reference to the subject matter of the disagreement in connection





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with its report.  It is not necessary for there to have been an argument to have had a disagreement, merely a difference of opinion. For purposes of this 8-K, however, the term disagreements does not include initial differences of opinion based on incomplete facts or preliminary information that was later resolved to the former accountant's satisfaction by, and providing the Registrant and the accountant do not continue to have a difference of opinion upon, obtaining additional relevant facts or information.

                 (vi) During the two most recent fiscal years and the subsequent interim period preceding J. H. Cohn's dismissal, there were no "Reportable Events" as set forth in Item 304 (a) (1) (v) of Regulation S - K.

2. The Registrant engaged the accounting firm on Ernst & Young on July 9, 1996, as the principal accountant to audit the Registrant's financial statements. Neither the Registrant nor someone acting on its behalf has consulted Ernst & Young during the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging them regarding the:

                 (i) application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor was any oral advice provided that Ernst & Young concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or

                 (ii) any matter that was either the subject of a disagreement as defined above in Section (a)(1)(iv) of this Form 8-K, or a Reportable Event as defined above in this Form 8-K.





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3.       The Registrant has requested J. H. Cohn to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant above, and if not, to state the respects in which it does not agree. The Registrant shall provide J. H. Cohn with a copy of this Form 8-K no later than the day this Form 8-K is filed with the Securities and Exchange Commission. The Registrant shall file J. H. Cohn's letter as an exhibit in this Form 8-K. If J. H. Cohn is unavailable at the time of filing this 8-K, the Registrant will request J. H. Cohn to provide the letter as promptly as possible so that the Registrant can file the letter with the SEC within ten (10) business days after the filing of this Form 8-K.
(A copy of the letter from J. H. Cohn will be filed as Exhibit "16" to this Form 8-K.)

ITEM 7.          EXHIBITS

Exhibit 16 - Letter from J. H. Cohn & Company to SEC re 8-K statements.





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SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Vyrex Corporation
                                           a Nevada corporation



DATE: July 9, 1996          By:            /s/ Carl M. Lewis
                                -----------------------------------------
                                Carl M. Lewis, General Counsel, Secretary





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